Exhibit 4.1
Form of Common Stock Certificate

COMMON STOCK	COMMON STOCK
NUMBER	SHARES
TWPG ___	___
[Thomas Weisel Partners Group, Inc. Logo]
THOMAS WEISEL PARTNERS GROUP, INC.
Incorporated Under the Laws of the State of Delaware
See reverse side for certain definitions
            CUSIP: ______________
     THIS CERTIFIES THAT ___is the owner of ___FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF THOMAS WEISEL PARTNERS GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

[Thomas Weisel Partners Group, Inc. Corporate Seal]

/s/	/s/

Chairman	Treasurer

Countersigned and Registered:

Transfer Agent and Registrar

By:	/s/

Authorized Signature

THOMAS WEISEL PARTNERS GROUP, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JIT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT—	Custodian (until age ___)

(Minor)

under Uniform Transfers to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
For value received, ___hereby sell(s), assign(s) and transfer(s) unto:

(PLEASE INSERT SOCIAL SECURITY
NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___Shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ___Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY

PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.
The within named Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation at the principal office of the Corporation.